SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): May 23, 2007

                           GRANITE MASTER ISSUER PLC
            (Exact name of registrant as specified in its charter)
                               England and Wales
                (State or other jurisdiction of incorporation)
                                  333-141533
                           (Commission File Number)
                                Not applicable
                       (IRS Employer Identification No.)
                                  Fifth Floor
                                100 Wood Street
                           London EC2V 7EX, England
                   (Address of principal executive offices)
                              +44 (0)20 7606 0643
             (Registrant's telephone number, including area code)

                       GRANITE FINANCE TRUSTEES LIMITED
            (Exact name of registrant as specified in its charter)
                            Jersey, Channel Islands
                (State or other jurisdiction of incorporation)
                                 333-141533-02
                           (Commission File Number)
                                Not applicable
                       (IRS Employer Identification No.)
                              22 Grenville Street
                  St. Helier, Jersey JE4 8PX, Channel Islands
                   (Address of principal executive offices)
                              +44 (0)1534 609 333
             (Registrant's telephone number, including area code)

                       GRANITE FINANCE FUNDING 2 LIMITED
            (Exact name of registrant as specified in its charter)
                               England and Wales
                (State or other jurisdiction of incorporation)
                                 333-141533-01
                           (Commission File Number)
                                Not applicable
                       (IRS Employer Identification No.)
                                  Fifth Floor
                                100 Wood Street
                           London EC2V 7EX, England
                   (Address of principal executive offices)
                              +44 (0)20 7606 0643
             (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 9   Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

      Not applicable.

(b) Pro forma financial information:

      Not applicable.

(c) Shell Company Transactions:

      Not applicable

(d)  Exhibits:

Exhibit No. Description

5.1         Opinion of Sidley Austin as to legality.

8.1         Opinion of Sidley Austin LLP as to U.S. tax matters.

8.2         Opinion of Sidley Austin as to U.K. tax matters.

23.1        Consent of Sidley Austin (included in Exhibits 5.1, 8.1 and 8.2).



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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.


Date: May 23, 2007
                         GRANITE MASTER ISSUER PLC


                         By:     L.D.C. Securitisation Director No. 1 Limited
                         By:     /s/ Sharon Tyson
                         Name:   Sharon Tyson
                         Title:  Director



Date: May 23, 2007
                         GRANITE FINANCE FUNDING 2 LIMITED


                         By:     L.D.C. Securitisation Director No. 1 Limited
                         By:     /s/ Sharon Tyson
                         Name:   Sharon Tyson
                         Title:  Director

Date: May 23, 2007
                         GRANITE FINANCE TRUSTEES LIMITED


                         By:     /s/ Daniel Le Blancq
                         Name:   Daniel Le Blancq
                         Title:  Director



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                                 EXHIBIT INDEX

            The following exhibits are filed herewith:


Exhibit No.
-----------

5.1         Opinion of Sidley Austin as to legality.

8.1         Opinion of Sidley Austin LLP as to U.S. tax matters.

8.2         Opinion of Sidley Austin as to U.K. tax matters.

23.1        Consent of Sidley Austin (included in Exhibits 5.1, 8.1 and 8.2).